                                                                   Exhibit 10.13

                 AMENDMENT NUMBER 1 TO STOCKHOLDERS AGREEMENT
            AMONG IFX CORPORATION, UBS CAPITAL AMERICAS III, L.P.,
          UBS CAPITAL LLC, INTERNATIONAL TECHNOLOGY INVESTMENTS, LC,
               JOEL EIDELSTEIN, MICHAEL SHALOM AND LEE S. CASTY


THIS AMENDMENT NUMBER 1 TO STOCKHOLDERS AGREEMENT (the "Stockholders Agreement") AMONG IFX CORPORATION ("IFX"), UBS CAPITAL AMERICAS III, L.P., UBS CAPITAL LLC (collectively "UBS"), INTERNATIONAL TECHNOLOGY INVESTMENTS, LC ("ITI"), JOEL EIDELSTEIN ("Eidelstein"), MICHAEL SHALOM ("Shalom") and LEE S. CASTY ("Casty") is entered into as of July 28, 2000, by and among the undersigned.

     WHEREAS, Casty has entered into that certain Stock Purchase Agreement dated as of July 12, 2000, between Casty and Scott J. Bakal, not individually but solely as Trustee of the Casty Grantor Subtrust (the "Subtrust"), pursuant to which Casty will sell all of his shares of IFX to the Subtrust (the "Transaction");

     WHEREAS, Casty desires to relinquish his ability to designate a director to be elected to the Board of Directors of IFX; and

     WHEREAS, the undersigned are willing to agree that Casty shall not be required to vote shares held by the Subtrust.

     NOW, THEREFORE, the undersigned agrees as follows:

     1. In Section 1.1, the phrase "Casty Representative" shall be changed to "Eidelstein Representative."

     2.   Section 2.1 is amended to read as follows:

     SECTION 2.1 Board Representation.
                 --------------------

          (a) Effective on the date hereof, the Board shall, except as otherwise provided below, be comprised of seven (7) Directors of whom: (i) two (2) shall be designees of the Investor Stockholders (the "Investor Representatives"), (ii) one (1) shall be a designee of ITI (the "ITI Representative"), (iii) one (1) shall be a designee of Eidelstein (the "Eidelstein Representative"), (iv) one (1) shall be jointly designated by ITI and Eidelstein (the "Joint Representative") and (v) the others shall be Independent Directors acceptable to the Investor Stockholders (with such consent not to be unreasonably withheld) who, commencing with the election of Directors at the next annual meeting of stockholders, have been elected by the holders of a majority of the outstanding Voting Securities. The initial Investor Representatives shall be Charles W. Moore and Mark O. Lama, the initial ITI Representative shall be Michael Shalom, the initial Eidelstein Representative

                                                                   Exhibit 10.13

     shall be Joel Eidelstein, and the initial Joint Representative shall be Zalman Lekach. If, at any time, ITI and Eidelstein are unable to agree upon the designation of a Joint Representative, the Joint Representative shall be designated by Jose Leiman. Notwithstanding the foregoing, at such time as an Independent Director acceptable to the Investor Stockholders (with such consent not to be unreasonably withheld) and the holders of a majority of the outstanding Voting Securities has been elected to the Board, the Investor Stockholders shall only be entitled to designate one Investor Representative, and the Investor Stockholders shall thereafter, as promptly as practicable, take all action necessary to cause one of the Investor Representatives to resign from the Board.

          (b) The Company shall take such action as may be required under applicable law (i) to cause the Board to consist of the number of Directors specified in clause (a), (ii) to include in the slate of nominees recommended by the Board the Investor Representatives, the ITI Representative, the Eidelstein Representative and the Joint Representative (collectively, the "Representatives"), with the remaining Directors to be Independent Directors acceptable to the Investor Stockholders (with such acceptance not to be unreasonably withheld) and (iii) to cause the Investor Representatives to be duly appointed in accordance with the foregoing and the Certificate of Designation. The Company agrees to use its reasonable best efforts to cause the election of the Representatives to the Board, including nominating such individuals to be elected as Directors as provided herein.

          (c) Each of the Investor Stockholders, ITI and Casty agrees to vote, or act by written consent with respect to any Voting Securities beneficially owned by him or it, at each annual or special meeting of the stockholders of the Company at which Directors are to be elected or to take all actions by written consent in lieu of any such meeting as are necessary to cause the Representatives designated by the others in accordance with the terms of this Agreement to be elected to the Board and agrees to use his or its reasonable best efforts to cause the election of each such designee to the Board, including nominating such individuals to be elected as Directors.

          (d) In the event that a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Representative, the remaining Directors and the Company shall cause the vacancy created thereby to be filled by a new designee of the party or parties that designated such Director as soon as possible, who is designated in the manner specified in this Section 2.1. Each of the Company, each Investor Stockholders, ITI and Casty hereby agrees to take, at any time and from time to time, all actions necessary to accomplish the same. Upon the written request of the Investor Stockholders, ITI and/or Eidelstein, as the case may be, each of the others shall vote, or act by written consent with respect to all Voting Securities beneficially owned by him or it and otherwise take or

                                                                   Exhibit 10.13

     cause to be taken all actions necessary to remove any Director designated by the former. Unless the Investor Stockholders, ITI and/or Eidelstein, as the case may be, shall otherwise request in writing, none of the others shall take any action to cause the removal of any Director designated by the former.

          (e) Without the written consent of the Investor Stockholders, each of the Company, ITI and Casty agrees not to take any action that would cause the number of Directors constituting the entire Board to be other than seven (7).

          (f) The covenants and agreements set forth herein shall be subject to the fiduciary obligations of the designees of the Investor Stockholders, ITI and Eidelstein now or hereafter serving on the Board and shall not prevent the designees of the Investor Stockholders, ITI or Eidelstein now or hereafter serving on the Board from taking any action or refraining to take any action while acting in the capacity as a Director of the Company. The foregoing shall not limit the obligations of the Investor Stockholders, ITI and Eidelstein in their capacity as stockholders of the Company hereunder.

     3.   Section 3.4 is amended to read as follows:

     SECTION 3.4  Transfers by Casty.
                  ------------------

          (a) Casty agrees that neither he nor any of his Affiliates shall Transfer more than the number of Shares of Common Stock permitted under Rule 144(e) of the Securities Act without the written consent of the Investor Stockholders, which consent shall not be unreasonably withheld or delayed or without compliance with Sections 3.5 and 3.6. Notwithstanding the foregoing, Casty may Transfer all or any of his Equity Securities (a) to any member of such Stockholder's family or to any trust for the benefit of any such family member of such Stockholder or to any other Affiliate, provided that any such transferee shall agree in writing with the Company and the Investor Stockholders as a condition to such Transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee were such Stockholder, or (b) by will or the laws of descent and distribution, and further any transferee of Casty may Transfer Equity Securities to Casty; provided, however, in such event each such transferee shall be bound by all of the provisions of this Agreement to the same extent as if such transferee were such Stockholder; and provided, further, that each such transferee (other than the Subtrust) shall execute an irrevocable proxy appointing the original Stockholder (except in the case of death of the original Stockholder) transferring such shares as proxy to vote all such shares so transferred, such appointment shall be coupled with an interest, and all stock certificates representing such shares shall bear a legend providing notice of such appointment of proxy and the restrictions contained in this Agreement.

          (b) The provisions of this Section 3.4 shall terminate upon the earlier of: (i) a Qualified Public Offering and (ii) the time at which the Investor

                                                                   Exhibit 10.13

Stockholders and the other Holders own fewer than 50% of the number of shares of Common Stock (determined on an as converted basis) that the Investor Stockholders owned as of the Subsequent Closing (adjusted for stock splits, combinations, stock dividends and the like).

     4. The undersigned waive any of their rights under Sections 3.5 and 3.6 with respect to Transfers between Casty and the Subtrust.

     5. Casty represents and warrants that as of the date hereof, he individually owns 3,061,410 shares of the $.02 par value Common Stock of IFX and that immediately after the effectiveness of the Transaction, that he will own no shares.

     6. The Subtrust represents and warrants that as of the date hereof, it owns no shares of IFX and that immediately after the Transaction, it will own 3,061,410 Shares. The Subtrust further represents and warrants that the sole beneficiaries of the Subtrust are Affiliates of Lee S. Casty.

     7. The Subtrust acknowledges that it is subject to the provisions of the Stockholders Agreement (including but not limited to Sections 3.4 and 2.1), to the same extent as if it were Casty.

     8. Casty acknowledges that he shall be subject to Sections 3.4 and 2.1 of the Stockholders Agreement with respect to Shares that he acquires after the date hereof.

     9. The undersigned affirm and hereby ratify all other provisions of the Agreement.


  IN WITNESS WHEREOF, the parties hereto have executed the AMENDMENT NUMBER 1 TO STOCKHOLDERS AGREEMENT as of the date set forth in the first paragraph hereof.

                                   IFX CORPORATION

                                   By: /s/ Joel Eidelstein
                                       -----------------------------------------
                                       Name:  Joel Eidelstein
                                       Title: President

                                   UBS CAPITAL AMERICAS III, L.P.
                                   By: UBS Capital Americas (LA-Advisors), LLC

                                                                   Exhibit 10.13

                                          By:  /s/ Mark Unger
                                               ------------------------------
                                               Name:  Mark Unger
                                               Title: Chief Financial Officer


                                          By:  /s/ Mark Lama
                                               ------------------------------
                                               Name:  Mark Lama
                                               Title: Principal


                                          UBS CAPITAL LLC


                                          By:  /s/ Mark Unger
                                               ------------------------------
                                               Name:  Mark Unger
                                               Title: Attorney-in-fact


                                          By:  /s/ Justin Maccarone
                                               ------------------------------
                                               Name:  Justin Maccarone
                                               Title: Attorney-in-fact


                                          INTERNATIONAL TECHNOLOGY
                                          INVESTMENTS, LC


                                          By:  /s/ Michael Shalom
                                               ------------------------------
                                               Name:  Michael Shalom
                                               Title:   Manager


                                          /s/ Joel Eidelstein
                                          -----------------------------------
                                          Joel Eidelstein


                                          /s/ Lee S. Casty
                                          -----------------------------------
                                          Lee S. Casty

                                                                   Exhibit 10.13

                                          /s/ Michael Shalom
                                          ------------------------------------
                                          Michael Shalom


                                          CASTY GRANTOR SUBTRUST


                                          /s/ Scott J. Bakal
                                          ------------------------------------
                                          By:  Scott J. Bakal
                                          Its: Trustee